SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 18, 2009 (February 17, 2009)
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-52584	20-1132959
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)
33583 Woodward Avenue, Birmingham, Michigan 48009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 723-7200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE.
     Beginning February 17, 2009, Birmingham Bloomfield Bancshares, Inc. (the “Company”) mailed the accompanying correspondence to its shareholders. The Company’s letter to shareholders is being furnished as Exhibit 99.1 pursuant to Regulation FD and shall not be deemed filed.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits

Exhibit Number

99.1	Letter to Shareholders issued by Birmingham Bloomfield Bancshares, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
Dated: February 18, 2009	By:	/s/ Robert E. Farr
Robert E. Farr
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter to Shareholders issued by Birmingham Bloomfield Bancshares, Inc.